AMENDMENT

TO THE SECURITIES PURCHASE AGREEMENT AND $88,000 PROMISSORY NOTE DATED SEPTEMBER 2, 2016 AND THE AMMENDMENT DATED DECEMBER 13TH, 2016.

The parties agree that the Securities Purchase Agreement and $88,000 Promissory Note by and between Integral Technologies, Inc. ("Company") and Lucas Hoppel ("Holder") is hereby amended as follows:

Maturity Date: The Maturity Date shall be extended to March 2nd, 2017.

Inducement Shares: The Holder will receive 600,000 shares of the Company's restricted common shares with the understanding that these shares will tack back to the original date of funding.

ALL OTHER TERMS AND CONDITIONS OF THE 88,000 PROMISSORY NOTE REMAIN IN FULL FORCE AND EFFECT.

Please indicate acceptance and approval of this amendment dated January 27th, 2017 by signing below:

Doug Bathauer Digitally signed by Doug Bathauer DN: cn=Doug Bathauer, o=ntegral Technologies, ou, email=dbathauer@itkg.net, c=US Date: 2017.01.30 15:52:46 -05'00'

Doug Bathauer
Integral Technologies, Inc.
Chief Executive Officer

Lucas Hoppel